Employee Benefits	12 Months Ended
Mar. 31, 2020
StepStone Group LP
Employee Benefits
16.	Employee Benefits

The Company provides defined contribution plans covering employees subject to minimum age and service guidelines. Eligible employees may contribute a percentage of their annual compensation subject to statutory guidelines. The Company makes non-discretionary contributions to the plans, which amounted to $2.7 million, $2.2 million and $1.5 million for the years ended March 31, 2020, 2019 and 2018, respectively, and are included in cash-based compensation in the consolidated statements of income.

One of the Company’s subsidiaries with non-U.S. operations maintains a defined benefit pension plan (the “Plan”). The Plan covers certain non-U.S. employees and provides benefits to such employees upon retirement, disability and/or death. As of March 31, 2020 and 2019, the Plan’s assets totaled $19.5 million and $17.8 million, respectively. As of March 31, 2020 and 2019, the underfunded pension obligation, based on the latest actuarial determination, was $4.0 million and $3.0 million, respectively, and is included in accrued compensation and benefits in the consolidated balance sheets. Net period benefit cost recognized was $0.4 million, $0.3 million and $0.1 million for the years ended March 31, 2020, 2019 and 2018, respectively, which is included in cash-based compensation in the consolidated statements of income.